ELFUN FUNDS

Supplement Dated May 15, 2006

To Prospectus Dated April 30, 2006

The first two paragraphs on page 41 of the Prospectus under the Section “How to Purchase Units – Who may Purchase units” is deleted in its entirety and replaced with the following:

Who may Purchase units

Units of any of the six Elfun Funds may be purchased or held by:

1. Regular or Senior members of the Elfun Society;

2. Employees of GE Asset Management with a minimum of one year of service (GEAM employees);

3. GE Board members;

4. GE or its subsidiaries;

5. Surviving un-remarried spouses of Elfun Society members;

6. Immediate family members of Elfun Society members, GEAM employees, or GE Board members;

7. Trusts for sole benefit of (a) Elfun Society members, (b) GEAM employees, (c) GE Board members, or immediate family members of (a), (b), or (c);

8. Estate planning vehicles for benefit of lineal descendants (such as grandchildren and great-grandchildren) of Elfun Society members, GEAM employees, or GE Board members; and

9. Such others as the Trustees of the Funds may permit provided that their participation does not affect the Funds’ status as “employees’ securities companies” within the meaning of section 2(a)(13) of the Investment Company Act of 1940, as amended (the, 1940 Act).

Regular members of the Elfun Society are selected from active employees of GE and/or its majority owned subsidiaries. Senior members are former members who have retired from those companies. Immediate family is defined as parent, spouse of parent, spouse, brother, sister, child, spouse of child, and grandchild (including blood, step, and adoptive relationships).